Other Operating Gains, Net	12 Months Ended
Dec. 31, 2025
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Other Operating Gains, Net

Note 6: Other Operating Gains, Net

Other operating gains, net, were $164 million for the year ended December 31, 2025, which included a gain of $161 million on the sale of the Company's remaining interest in Elite, an equity method investment.

Other operating gains, net, were $144 million for the year ended December 31, 2024 reflecting $196 million of gains from the sales of FindLaw and certain other non-core businesses (see note 7), partly offset by an impairment of an equity method investment due to a decline in the value of the Company’s commercial real estate holding, acquisition-related deal costs, costs related to a legal provision, and other items.